                                                                   EXHIBIT 10.24

     EXECUTIVE EMPLOYMENT AGREEMENT, dated as of February 18, 2004 (this "Agreement"), by and between ImaRx Therapeutics, Inc., a Delaware (the "Company") and John A. Moore (the "Executive").

     The Company and the Executive desire to set forth in this Agreement the terms and conditions upon which the Executive will be employed by the Company as the Chairman and Executive Vice President of the Company. In consideration of the foregoing recital and the mutual promises, representations, warranties, and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   CERTAIN DEFINITIONS.

          For the purposes of this Agreement, the following terms shall have the following meanings:

          "$" means dollars in the lawful currency of the United States of America.

          "Base Salary" shall have the meaning  assigned to such term in
Section 4.1.

          "Board" means the Board of Directors of the Company.

          "Cause" means Executive shall have (i) been indicted for a felony;
(ii) committed an act of willful misconduct or negligence resulting in a material loss to the Company; (iii) materially violated any material written Company policy or rules of the Company, unless cured by Executive within 30 days following written notice thereof to Executive, (iv) refused to follow the reasonable written directions given by the Board or its designee or materially breached any covenant or obligation under this Agreement or other agreement with the Company, unless cured by Executive within 30 days following written notice thereof to Executive, or (v) the death or Disability of Executive.

          "Change of Control" means any consolidation or merger of the Company with or into any other Company or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party resulting in the sale of substantially all of the Company's assets or a transfer of the Company's voting power in excess of fifty percent (50%), excluding any consolidation or merger effected exclusively to change the domicile of the Company.

          "Common Stock" means the common stock, par value $0.001 per share, of the Company.

          "Disability" means Executive's adjudication as mentally incompetent, or the occurrence of a mental or physical disability preventing Executive from performing his duties for

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ninety (90) or more days within any period of three hundred and sixty five (365)
days or any period of ninety (90) consecutive days. Any question as to the existence of Disability as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the Company. The determination of Disability made in writing by such physician to Executive and the Company shall be final and conclusive for all purposes.

          "Effective Date" means the first date written above.

          "Good Reason" shall mean (i) a material reduction in Executive's title, status, authority, or responsibility at the Company; provided however, that naming Evan C. Unger, M.D. as Chairman of the Board following the hiring of a new Chief Executive Officer shall not be considered a reduction in Executive's title, status, or authority or Good Reason under this Agreement or (ii) any breach by the Company of any material term of this Agreement (including, without limitation, failure to make any payment or to grant any stock options required by the terms of this Agreement), which breach is not cured within thirty (30) days of the Company's receipt from Executive of written notice of such breach.

          "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, trust, joint venture, joint stock company or unincorporated organization.

          "QPO" means the closing of a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Common Stock.

          "Term" means the period commencing on the Effective Date and ending on the second anniversary thereof, as may be extended by written agreement of the parties.

          "Termination Date" means the first date on which the Executive is no longer employed by the Company for any reason.

          "Transferee" means any person or entity to whom or which shares of Executive Stock have been sold, transferred or assigned, by agreement or operation of law.

     2.   TERM.

          The Company shall employ Executive for the Term or until the Termination Date, this being an "at-will" employment agreement, provided that
Section 5 shall govern the amount of compensation to be paid to Executive on and after the Termination Date. Upon mutual written consent, the parties may extend the Term at any time, but shall use their best efforts to begin negotiating any such extension at least ninety (90) days prior to the expiration of the Term.

     3.   POSITION AND DUTIES.

          1.1. General. Executive shall serve as the Chairman of the Board of Directors and Executive Vice President of the Company and shall be subject to the supervision of, and

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shall report to, the Board. Executive shall have such duties and authority as are customarily exercised by a vice president of a business corporation of similar size and in the same industry as the Company and as may be determined from time to time by the Board.

          1.2. Election as Board Member. During the Term and until the Termination Date, the Company agrees to place Executive on the slate of nominees for election to the Board and take any and all actions within its power and authority necessary or advisable to appoint Executive to the Board and to nominate him as Chairman; provided, however, that the Board may replace Executive with Evan C. Unger, M.D. as Chairman following the hiring of a new Chief Executive Officer.

     4.   COMPENSATION.

          2.1. Base Salary. (a) Subject to Section 4.1(b) and 4.1(c), commencing on the Effective Date, the Company shall pay to Executive a base salary at an annual rate of $125,000 (as may be adjusted from time to time, the "Base Salary"), payable in accordance with the payroll practices of the Company in effect from time to time. Base Salary payments shall be subject to withholding and other applicable taxes.

          (b) Notwithstanding Section 4.1(a) hereof, the Executive's right to receive the Base Salary shall be subject to the following: (i) the Base Salary does not start to accrue until the closing of a financing or financings occurring after the Effective Date in which the Company shall have received proceeds of at least $3,000,000 in the aggregate, (ii) after receipt by the Company of financing proceeds after the Effective Date of at least $3,000,000 in the aggregate, the Base Salary starts to accrue but is not payable to the Executive until the earlier of an QPO or receipt of additional financing proceeds which (combined with prior proceeds), equal or exceed $5,000,000, and
(iii) after receipt by the Company of financing proceeds after the Effective Date of at least $5,000,000, all accrued Base Salary is immediately payable by the Company to the Executive and all future accruals are payable as provided in
Section 4.1(a) hereof.

          (c) Notwithstanding Section 4.1(a) or 4.1(b) hereof, if at any time the Company's available cash falls below $750,000, or at such time as any of the Company's other officers are placed on reduced salary, the Board of Directors shall have the right to discontinue salary payments to Executive. Any such discontinued salary payments shall be accrued and shall be paid in a lump sum payment at such time as the Company's available cash exceeds $1,250,000.

          2.2. Annual Bonus. With respect to each full fiscal year until the earlier of the end of the Term or the Termination Date, Executive shall be eligible to receive an annual bonus award, only if, as and when determined by the Board in its sole discretion. Such bonus, if any, shall be paid no later than thirty (30) days after the end of the fiscal year.

          2.3. Option Grant. If the Company shall have closed a financing or financings (including, without limitation, a public offering), in which the Company shall have received proceeds of at least $3,000,000 in the aggregate, within 10 business days thereafter the Company shall grant to Executive an option to purchase 250,000 shares of Common Stock at an exercise price of $2.00 per share (the "Executive Option"). The Executive Option shall be granted

                                      -3-
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pursuant to an option agreement, in substantially the form attached hereto as
Exhibit B (the "Stock Option Agreement"). Notwithstanding the foregoing, if such financing does not occur upon the earlier of the end of the Term or the Termination Date, the Company shall have no obligation to grant the Executive Option. If granted, the Executive Option may be exercised, from time to time, with respect to all or any part of the then vested shares in accordance with the following vesting schedule: shares shall vest in 24 equal monthly installments at the end of each month following the Effective Date; provided, however, all shares subject to the Executive Option shall immediately vest upon the earlier of (a) the consummation of a QPO, (b) the consummation of a Change of Control or
(c) termination of Executive's employment by the Company without Cause or by Executive with Good Reason. If Executive's employment is terminated by the Company with Cause or by Executive without Good Reason, the unexercised portion of the Executive Option shall automatically lapse on the Termination Date and not be exercisable whether or not such options were vested.

          4.4. Employee Benefits. Until the Termination Date, or such later time as provided in Section 5, Executive shall be entitled to receive health and disability insurance and the opportunity to participate in any 401(k) plan to the same extent as such benefits are in effect from time to time for other executive officers of the Company ("Benefits"); provided, however, that Executive shall not be entitled to such Benefits to the extent that the same or similar benefits are available to him from another employer, and the Company shall not be required to make any employer contribution to Executive's 401(k) account.

          2.5. Expense Reimbursement. Executive shall be entitled to reimbursement by the Company for all reasonable travel, lodging, entertainment and other expenses actually incurred by Executive in connection with the performance of his duties, against receipts or other appropriate written evidence of such expenditures as required by the appropriate United States Internal Revenue Service regulations and, for any expenses in excess of $1,000 individually or $10,000 in the aggregate, subject to the Chief Executive Officer's prior approval.

     5.   TERMINATION AND SEVERANCE.

          3.1. Termination without Cause or for Good Reason. If during the Term the Company terminates Executive's employment without Cause, or Executive terminates his employment with Good Reason, Executive shall be entitled to receive:

          (a) if the Company shall not have closed on a financing or financings prior to the first anniversary of the Effective Date (including, without limitation, a public offering), in which the Company shall have received proceeds of at least $3,000,000 in the aggregate, a pro rata portion of his Base Salary and Benefits through the Termination Date and no other payment of any kind; provided, however, that, if the Company's available cash is below $750,000 as of the Termination Date, or the Company's other officers are placed on reduced salary, the Board of Directors shall have the right not to make the salary payment to Executive and such salary payment shall be accrued and shall be paid in a lump sum payment at such time as the Company's available cash exceeds $1,250,000;

          (b) if the Company shall have closed on a financing or financings prior to the

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first anniversary of the Effective Date (including, without limitation, a public offering), in which the Company shall have received proceeds of at least $3,000,000 in the aggregate but less than $5,000,000 in the aggregate, (i) a pro rata portion of his Base Salary and Benefits through the Termination Date plus
(ii) an accruing right to receive his Base Salary and Benefits during the remainder of the Term; provided that the amounts accrued pursuant to this clause
(ii) shall only be payable to Executive if the Company closes on a financing or financing during the Term in which the Company shall have received proceeds of at least $5,000,000 in the aggregate, and only paid at the time such payments would otherwise have been made had Executive's employment not been terminated;

          (c) if the Company shall have closed on a financing or financings prior to the first anniversary of the Effective Date (including, without limitation, a public offering), in which the Company shall have received proceeds of at least $5,000,000 in the aggregate but less than $15,000,000 in the aggregate, (i) a pro rata portion of his Base Salary and Benefits through the Termination Date plus (ii) continued payments of his then current Base Salary and Benefits for the remainder of the Term; and

          (d) if the Company shall have closed on a financing or financings prior to the first anniversary of the Effective Date (including, without limitation, a public offering), in which the Company shall have received proceeds of at least $15,000,000 in the aggregate, (i) a pro rata portion of his Base Salary and Benefits through the Termination Date plus (ii) continued payments of his then current Base Salary and Benefits for the period ending on the third anniversary of the Effective Date.

Any such payments will be made in accordance with the Company's normal payroll practices in existence immediately prior to the Termination Date.

          3.2. Termination for Cause or without Good Reason. If (a) the Company terminates Executive's employment at any time for Cause or (b) Executive terminates his employment at any time other than for Good Reason, Executive shall be entitled to receive a pro rata portion of his Base Salary through the Termination Date. Other than the payments described in this subsection, Executive shall be entitled to no other payments from the Company.

          3.3. No Additional Effect on Executive Option. The right of Executive to retain the vested portion of his rights under the Executive Option shall be governed by the Stock Option Agreement entered into by and between the Company and Executive and shall not be affected by the provisions of this Section 5.

     6. PROPRIETARY RIGHTS AGREEMENT AND ARBITRATION AGREEMENT. The parties acknowledge and incorporate that certain Proprietary Rights Agreement ("Proprietary Rights Agreement") and Arbitration Agreement ("Arbitration Agreement") executed by Executive, copies of which are attached hereto as Exhibit A.

     7.   ADDITIONAL COVENANTS.

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          4.1. Voting Agreement. From the date of this Agreement until the second anniversary thereof, on all matters relating to the election of directors of the Company, Executive agrees to vote all shares of capital stock of the Company held by Executive (or shall consent pursuant to an action by written consent of the holders of capital stock of the Company) so as to elect Evan C. Unger, M.D. as a member of the Company's Board of Directors.

          4.2. Restriction on Transfer. During the twelve (12) month period immediately subsequent to the closing of the offering of securities of the Company conducted with the assistance of First Montauk Securities Corp. ("First Montauk"), for so long as Executive together with its affiliates holds five percent (5%) or more of the capital stock of the Company, Executive shall not, and shall cause its affiliates not to, transfer any shares of capital stock of the Company without complying with the right of first refusal granted by the Company to First Montauk pursuant to that certain Letter of Intent dated January 8, 2004, by and between the Company and First Montauk.

     8.   MISCELLANEOUS.

          8.1. Survival. The representations, warranties, covenants and agreements made herein shall survive the execution of this Agreement.

          8.2. Assignment. This Agreement and the rights and obligations hereunder shall be assignable only with the prior written consent of each of the parties; provided, however, that the Company may assign its rights under this Agreement to the surviving entity pursuant to a sale of substantially all of the Company's assets, by merger or consolidation or by a sale of all of the Company's capital stock (provided that the surviving entity shall remain liable as to all obligations of the Company under this Agreement).

          8.3. Benefits of Agreement. This Agreement and all obligations of the parties shall be binding upon, and inure to the benefit of, their respective successors and assigns.

          8.4. Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the court making the determination of invalidity, illegality, or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid, illegal, or unenforceable term or provision with a term or provision that is valid, legal and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

          8.5. Further Assurances. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Agreement.

          8.6. Amendment and Waiver. This Agreement may be amended, modified or waived only with prior written consent of each of the parties.

                                      -6-
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          8.7. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies shall be cumulative and not alternative.

          8.8. Decisions of the Company and/or the Board. Any determination, decision, approval, request, demand, action or lack of action to be exercised by the Company or the Board with regard to this Agreement shall be the determination, decision, approval, request, demand, action or lack of action of the members of the Board other than Executive and all members nominated or appointed by Executive in his capacity as a stockholder of the Company.

          8.9. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five
(5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. Any notice herein required or permitted to be given shall be given by depositing the same in the United States first class mail, postage prepaid, or hand delivered or transmitted by facsimile, in any case with a copy sent by overnight courier service, and addressed to the parties as follows:

               If to the Company:     ImaRx Therapeutics, Inc.
                                      1635 East 18th Street
                                      Tucson, AZ  85719
                                      Attention:  Chief Financial Officer
                                      Facsimile:  (520) 791-2437

               With a copy to:        Osborn Maledon
                                      2929 N. Central Avenue, Suite 2100
                                      Phoenix, AZ 85012-2794
                                      Attention:  Christopher S. Stachowiak
                                      Facsimile:  (602) 664-2055

               If to Executive:       John A. Moore
                                      c/o Edson Moore Healthcare Ventures, Inc.
                                      101 Brookmeadow Road
                                      Wilmington, DE 19807
                                      Facsimile:  (302) 994-3086

               With a copy to:        Reitler Brown LLC
                                      800 Third Avenue, 21st Floor
                                      New York, New York  10022
                                      Attention:  Scott H. Rosenblatt, Esq.
                                      Facsimile:  (212) 371-5500

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

or, to such other address or facsimile number as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith.

          8.10. Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          8.11. Counterparts. This Agreement may be executed in any number of counterparts (facsimile or otherwise), each of which shall be an original, but all of which together shall constitute one instrument.

          8.12. Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require.

          8.13. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Arizona (without giving effect to its conflict of laws principles).

          8.14 Prior Agreements. This Agreement, the Stock Option Agreement, the Proprietary Rights Agreement and the Arbitration Agreement contain the entire agreement of the parties relating to the subject matter hereof and supersede all prior agreements and understandings with respect to such subject matter, and the parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement, the Stock Option Agreement, the Proprietary Rights Agreement or the Arbitration Agreement that are not set forth herein or therein.

                            (SIGNATURE PAGE FOLLOWS)

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     IN WITNESS WHEREOF, the parties have executed this Executive Employment
Agreement as of the Effective Date.




                                         THE COMPANY:

                                         IMARX THERAPEUTICS, INC.


                                         By:  /s/ Evan Unger
                                            ------------------------------------
                                             Name: Evan C. Unger, M.D.
                                             Title:   President



                                         THE EXECUTIVE:


                                          /S/ John A. Moore
                                         ---------------------------------------
                                         JOHN A. MOORE


Exhibit A: Attach copy of signed Proprietary Rights Agreement and Arbitration Agreement.
Exhibit B:  Attach copy of form of Stock Option Agreement.

                 EXECUTIVE EMPLOYMENT AGREEMENT SIGNATURE PAGE

                            IMARX THERAPEUTICS, INC.

                  AGREEMENT FOR THE RESOLUTION OF ALL DISPUTES
                    ARISING FROM THE EMPLOYMENT RELATIONSHIP
                        THROUGH MEDIATION AND ARBITRATION

I.         SUBJECT AND SCOPE OF AGREEMENT

In order to expedite the resolution of employment related disputes and to minimize the expense of such disputes for both ImaRx Therapeutics, Inc. (the Company) and JOHN A. MOORE (the employee), thereby mitigating the disruption of work and workplace morale which accompanies such disputes, it is hereby agreed that ALL DISPUTES, CONTROVERSIES, CLAIMS AND MATTERS IN QUESTION ARISING OUT OF OR RELATING TO THE EMPLOYMENT RELATIONSHIP BETWEEN THE COMPANY AND THE EMPLOYEE WHICH ARE NOT RESOLVED THROUGH THE "GRIEVANCE PROCEDURE" STATED IN THE COMPANY'S EMPLOYEE HANDBOOK, SHALL BE SUBJECT TO THE EXCLUSIVE, FINAL, BINDING, SPEEDY, INEXPENSIVE AND IMPARTIAL CONDITIONS AND PROCEDURES STATED HEREIN. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THESE PROCEDURES SHALL CONSTITUTE THE SOLE AND EXCLUSIVE METHOD FOR THE RESOLUTION OF ANY CLAIM BETWEEN THE COMPANY AND ANY EMPLOYEE, ARISING OUT OF THE EMPLOYMENT RELATIONSHIP AND THERE SHALL BE NO RECOURSE TO COURT WITH OR WITHOUT A JURY TRIAL. The parties agree to promptly move to dismiss any such court proceeding if commenced.

Claims covered by this Agreement include claims based on alleged breach of any employment agreement or promise, breach of implied covenants of

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good faith and fair dealing, alleged discrimination or harassment and/or alleged breach of any public policy; wrongful discharge under statutory law and common law; employment discrimination and/or violations based on federal, state and local statutes, ordinances or governmental regulations including, but not limited to those based on Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act (ADA), the Age Discrimination in Employment Act (ADEA), the Family and Medical Leave Act
(FMLA), the Workers Adjustment and Retraining Notification Act (WARN); retaliatory discharge or other action, tortious conduct; contractual violations; other statutory claims and disputes. THIS AGREEMENT ALSO APPLIES TO ANY CLAIMS
OR COUNTERCLAIMS THAT THE COMPANY MAY HAVE AGAINST THE EMPLOYEE.

II. PROCEDURES - MEDIATION

The party initiating these procedures shall be referred to herein as "the claimant or grievant."

     1. The claimant shall, within seven (7) days of the specific incident or situation giving rise to the dispute, submit to his/her supervisor or to the Human Resources Manager if the claimant is an employee, or to the employee involved if the claimant is the Company, in writing, the subject of the dispute

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          and his/her contentions with respect to it. A written response shall be provided within three (3) days (1).

     2.   If the response is unsatisfactory, the claimant shall, within three
          (3) days of receipt of the written response or of the default, demand in writing that the dispute be submitted to nonbinding mediation. If the dispute involves termination of employment, the claimant shall have the option to proceed directly to arbitration. (See III below).

     3. The mediation conference(s) shall be held before a mediator selected from a list of five mediators provided by the Lex Mundi College of Mediators, or by any other entity agreed upon by the parties and completed within thirty (30) days of the demand. Within two (2) days of receipt of a timely written demand for mediation, (or within two
          (2) days of its issuance of such demand when the company is the claimant) the Company shall request a list of five mediators who reside within 1000 miles of the situs of the dispute from Lex Mundi

____________

(1) Unless otherwise specified, "days" herein means calendar days. A document is deemed delivered by the sender and received by the addressee at the time it is postmarked or hand-delivered to the addressee's workstation. The time limits established in this policy are to be strictly enforced. However, any deadline may be extended by written agreement of the grievant and the Company.

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

          College of Mediators or from any other entity agreed upon by the parties. The parties shall select a mediator from the list provided by Lex Mnndi, by each alternatively striking 2 names from said list. The remaining mediator shall mediate the dispute. The parties shall execute the mediation agreement required by the mediator selected.

     4. At the mediation conference(s) the spokesperson for the Company will be an attorney or other person designated by the Company. The claimant's spokesperson will be either himself or herself or an attorney employed by the claimant for that purpose.

     5. The claimant and his or her supervisor will normally attend the mediation conference(s). Attendance by others at the mediation conference(s) shall be limited to those people actually involved in the mediation process.

     6. All written material presented to the mediator or to the other party shall be returned to the party presenting the material at the termination of the mediation conference(s).

     7. Proceedings before the mediator shall be informal in nature. The issue mediated will be the same as the issue the parties

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

          have failed to resolve through this process. The rules of evidence will not apply, and no record of the mediation conference(s) shall be made, except that the mediator may make notes for the purpose of aiding the mediation process.

     8. The mediator may meet separately with the parties during the mediation conference(s) but will not have the authority to compel the resolution of the dispute.

     9. The Company and the employee at the mediation conference(s) may accept the resolution proposed by the mediator and if accepted at the conference(s) such settlement or any settlement resulting from the conference(s) shall be in writing and binding upon the parties and dispose of the entire dispute but shall not be precedent setting.

     10. If no settlement is reached during the mediation conference(s), the mediator shall provide the parties with an immediate oral advisory opinion, unless both parties agree that no opinion shall be provided. The mediator shall state the basis for his or her advisory opinion.

     11. The Company shall bear up to $400.00 of compensation and expenses of the mediator and the general administrative expenses of the mediation conference(s). Expenses in excess of this shall be divided equally between the parties.

III.     PROCEDURES - ARBITRATION

1.   SUBMISSION TO ARBITRATION

If the mediation does not resolve the dispute or, in cases of termination of employment, if the claimant elected to bypass the mediation process, either party may submit the dispute to arbitration, if further relief is sought. Such submission shall be in writing, within ten (10) days of the last mediation conference or of the claimant's election to bypass the mediation, and shall state with specificity the issues to be submitted to arbitration and the relief sought. Copies of the submission and demand for arbitration shall be served by registered mail on the other party to the dispute and simultaneously upon the local office of the Federal Mediation and Conciliation Service (FMCS), or at the requesting party's option, upon the local office of the American Arbitration Association (AAA).

2.   SELECTION OF ARBITRATOR

With the submission, the FMCS or AAA shall be requested by the party seeking arbitration to provide a list of five arbitrators. Unless the parties can otherwise agree to appoint an arbitrator, the arbitrator shall be selected no later than five days after receipt by the parties of the list in the same method used for the selection of the mediator.

3.   ARBITRATION PROCESS

The arbitration process shall be under the provisions of the current American Arbitration Association, National Rules for the Resolution of Employment Disputes in effect at the time of the submission or under such procedures as are determined by the arbitrator. Copies of the pertinent procedural rules shall be obtained by the party submitting the dispute to arbitration and provided to the other party. Should a discrepancy arise between said procedural rules and the provisions herein, the latter shall prevail. At the hearing, all witnesses shall testify under oath and the hearing and record or the proceeding shall be confidential and not open to the public except to the extent that; (a) the parties otherwise agree in writing, and (b) may be appropriate in subsequent proceedings between the parties. A record of the hearing shall be made at the election of either party and at the Company's expense by verbatim transcription. The arbitrator shall maintain possession of the record for at least two years after issuing the award. No person serving as a mediator between the parties may serve as arbitrator. Neither party may at the arbitration hearing refer to presentations made by the other at the mediation conference (s), the fact that such conference(s) were held, or any statements made by the mediator. Any such references shall be disregarded by the arbitrator. Intentional or repeated references to matters disclosed only during mediation shall constitute cause for the arbitrator, in his or her discretion, to summarily find against the party making such references.

4.   REPRESENTATION AT HEARING AND EVIDENCE

Any such party to the arbitration may be represented by counsel during the arbitration proceedings. The order of presentation and any disputes that may arise with respect to the relevance and materiality of the evidence offered shall be resolved by the arbitrator. Conformity with the rules of evidence shall not be required.

5.   ARBITRATOR'S DISCRETION

The arbitrator may, in his/her discretion, confer with any party or person and otherwise conduct his/her own investigation outside the hearing process for the purpose of obtaining written or oral information. The hearing may be reopened on the arbitrator's initiative or upon application of a party, at any time before the award is made. The arbitration shall have thirty (30) days from the closing of the hearing within which to render the award. The arbitrator shall have no authority to add to, subtract from, nor modify the policies describing the employment relationship. The relief awardable by the arbitrator shall, except where he/she finds a statutory violation, be limited to reinstatement, if the claimant is an employee who had been terminated and the earnings that said claimant would otherwise have earned (back-pay), less any unemployment compensation or other compensation for services that the claimant may have received from any source during the period. In cases where the Company had terminated the relationship, if the claimant had failed thereafter to make diligent efforts to apply or look for a position which would provide compensation for his services, no back-pay shall be awarded for that period of time. Where the arbitrator finds a statutory violation, the remedy shall be limited to those provided for in the pertinent statute.

6.   TIME LIMITATIONS

The time limitations imposed in this Article shall be strictly complied with, unless the parties agree, in writing, to extend them. Failure to comply with the time limitations shall operate as a waiver by the party responsible for such failure.

7.   ALLOCATION OF EXPENSES, FEES AND COSTS

The expenses of witnesses for either side shall be paid by the party producing such witnesses. The arbitrator's fees and any other expenses of the arbitrator including required travel of the arbitrator and the cost of any evidence or proof produced at the direction of the arbitrator are apportionable and shall be borne by the party (s) designated by the arbitrator.

8.   FINALITY AND ENFORCEMENT OF AWARD

All decisions of arbitrators pursuant to this Article shall be final, valid, irrevocable and conclusively binding upon the parties to the dispute. The award may be entered as a judgment in any court of competent jurisdiction and the parties agree to stipulate to entry of judgment.

IV.  CONSIDERATION FOR AGREEMENT

An employee's acceptance of an offer of employment or of continued employment by the Company after notice of this agreement manifest his or her assent to its terms. Such employment and the Company's commitments contained in this Agreement constitute part of the consideration he or she receives in exchange for foregoing any and all right to litigate employment related disputes in a court of law.

/s/ John A. Moore                        /s/ Jean Carlyle
----------------------                   ------------------------
EMPLOYEE                                 IMARX THERAPEUTICS, INC.


02-23-04                                 02-18-04
----------------------                   ------------------------
DATE:                                    DATE:

                            ImaRx Therapeutics, Inc.



                     INVENTION AND CONFIDENTIAL INFORMATION
                                   AGREEMENT

                                      with

                                 John A. Moore



                                Dated: 02-18-04

                INVENTION AND CONFIDENTIAL INFORMATION AGREEMENT


          This INVENTION AND CONFIDENTIAL INFORMATION AGREEMENT is made between John A. Moore, sometimes hereinafter referred to as "Employee," and ImaRx Therapeutics, Inc., hereinafter referred to as "Company," effective as of the first day of employment by the Company of the Employee.

          In consideration of: (1) any compensation paid to me by the Company;
(2) my employment as employee, consultant and /or independent contractor, and continuing employment by the Company; and (3) my access to Confidential Information (as hereinafter defined) of the Company, I, the undersigned Employee, hereby agree as follows:

     1.   DEFINITIONS.

          A. "Agreement Field" refers to the field of imaging Pharmaceuticals related to diagnostic imaging techniques of computed tomography, magnetic resonance, ultrasound and nuclear medicine as well as therapeutic techniques or products related to the disciplines (e.g. therapeutic ultrasound and hyperthermia, radiation therapy and lasers) and drug and gene delivery.

          B. "Confidential Information" refers to any information acquired, developed, owned or controlled by the Company concerning the Company and its products and technology which the Company treats as confidential, including without limitation, any and all patents and patent rights, copyrights, discoveries, inventions, improvements, knowledge, know-how, models, manufacturing or other techniques, specifications, ideas, technical data, engineering data, formulae, recipes, plans, processes, and any other information in the Agreement Field, whether or not patentable, copyrightable or otherwise protectable, which are made, discovered, conceived, developed or otherwise acquired by the Company. Confidential Information also includes names of customers and dealers, personal records, financial projections and other financial information relating to Company's businesses; technological product information, training and operational manuals and other things which constitute the property of the Company. The term "Confidential Information" shall not include information which:

               (i) is in or becomes available to the public domain, other than through an act or failure to act of one of the parties, contrary to the terms of this Agreement; or

               (ii) can be shown to have already been known to the Employee and which has not been transferred to Company prior to the date of this Agreement; or

               (iii) has been disclosed by a third party, as a matter of right, without restrictions on disclosures and use.

In the event Employee asserts that any information is not Confidential Information by reason of (i), (ii), or (iii) above, the Employee shall have the burden of proving the information disclosed is within the terms of such provisions.

          C. "Inventions" refers to all discoveries, inventions, improvements, processes, plans, designs, specifications, ideas, recipes, models, manufacturing or other techniques or know-how, whether or not patentable, copyrightable or otherwise protectable, which are made, discovered, conceived, or developed, by Employee in the Agreement Field either alone or jointly with others.

     2. ASSIGNMENT OF INVENTIONS. During the term of my employment and for a period of one year thereafter, I agree to disclose to the Company fully and promptly, and to assign to the Company, and I do hereby assign to the Company all right, title and interest to and in, all Inventions made, discovered, conceived, or developed by me, either alone or jointly with others, during the period of my employment by the Company, whether or not during normal working hours, and including during any periods of leaves of absence, which relate in any way to the Agreement Field or which result in any way from the use of the Company's premises, time, facilities or Confidential Information.

     3. PATENTS. I agree that the Company shall have the right to apply for and use patents, copyrights, trademarks, or other statutory or common law protections for the Inventions in all countries; and that I will assist the Company in every lawful way (at the Company's expense) to obtain, and from time to time enforce patents, copyrights, trademarks, trade secrets, and other statutory and common law protections for the Inventions, including but not limited to the execution of documents, and the giving of testimony during and after my employment by the Company.

     4.   CONFIDENTIAL INFORMATION.

          A. I agree that during the period of my employment by the Company, and during the period extending three years after termination of such employment (or for a longer period not to exceed five years after such termination in the case of such Confidential Information which the Company may specifically designate for this purpose), I will not, without written authorization from the Company, directly or indirectly use Confidential Information belonging to the Company for any purpose other than pursuant to my employment by the Company, and that I will not disclose such Confidential Information to any person without the express written authorization of the Company.

          B. I agree that I will submit in advance to an officer designated by the Company (other than myself) all matters proposed to be published or printed for any use other than a confidential communication to an authorized recipient.

          C. I agree that upon termination of my employment by the Company for any reason whatsoever, I will promptly deliver to the Company all Confidential Information, including any and all notes, memoranda, writings, drawings, or other materials embodying or containing Confidential Information, however reproduced or recorded (and including any and all copies thereof), which are in my possession, custody or control.

     5. MODIFICATIONS. This Agreement may be modified only by a duly authorized and executed writing.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on, and shall inure to the benefit of the Company, its affiliates, and their respective successors and assigns, and the Employee, his heirs, personal representatives and assigns.

     7. ARBITRATION. Any and all disputes between the parties hereto concerning the negotiation, interpretation, performance or termination of this Agreement, shall be resolved through amicable discussion between the parties. Failing resolution of the issues in dispute in such discussion, any party may, thirty
(30) days after initiation of such discussions, refer the issue for final resolution by binding arbitration pursuant to the then-existing rules of the American Arbitration Association. Any party may apply to any court of competent jurisdiction for injunctive relief or other interim measures. Any application to a court for such interim measures shall not be deemed incompatible with this agreement to arbitrate or as a waiver of this agreement. The arbitration shall be conducted by a single arbitrator, who shall be a lawyer familiar with technology development and transfer issues, and shall be held, absent agreement to the contrary, in Tucson, Arizona. In making his award, the arbitrator shall be guided, in descending priority, by the terms of this Agreement, the terms of the Research Joint Venture Agreement, the usages of the trade in the place where the party charged with an act or failure to act is principally located, and by what he deems just and equitable under the circumstance without reference to the law of any jurisdiction. The award of the arbitrator shall be final and binding, and not subject to judicial review. Enforcement of the award may be sought in any court of competent jurisdiction over the parties or their assets.

     8. WAIVER. Failure by either Party to exert all or any of its rights upon breach of this Agreement shall not be deemed a waiver of such rights either with respect to that breach or any subsequent breach.

               9. SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if said invalid or unenforceable provisions were not contained herein, The parties agree to cooperate in any revisions or amendments of this Agreement which may be necessary to effect the intent of the parties in the event that any provision of this Agreement is deleted as herein provided.

Signed in Tucson, Arizona this 18th day of FEB, 2004.



                                ImaRx Therapeutics, Inc.



                                Jean Carlyle
                                ------------------------------------------------
                                Vice President and Chief Financial Officer






Signed in Tucson, Arizona this 23RD day of FEB, 2004.

                              Employee John A. Moore

                            IMARX THERAPEUTICS, INC.

                                 2000 STOCK PLAN

                             STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the ImaRx Therapeutics, Inc. 2000 Stock Plan shall have the same defined meanings in this Stock Option Agreement (the "Option Agreement").

I.   NOTICE OF STOCK OPTION GRANT

     Optionee's Name:           John A. Moore            SS#:  ****************
                                                               ----------------
     Optionee's Address:        c/o Edson Moore Healthcare Ventures, Inc.
                                101 Brookmeadow Road
                                Wilmington, DE 19807

     You have been granted an option to purchase Common Stock of ImaRx Therapeutics, Inc. (the "Company"), subject to the terms and conditions of the Plan and this Option Agreement, as follows:


     Grant Number                            99
                                         ______________

     Date of Grant                        03/10/04
                                         _________________

     Vesting Commencement Date           February _____, 2004

     Exercise Price per Share            $ 2.00

     Total Number of Shares Granted      250,000

     Total Exercise Price                $300,000

     Type of Option:                     _______Incentive Stock Option

                                         X  Nonstatutory Stock Option

     Term/Expiration Date:               Ten years from the Date of Grant

     Exercise and Vesting Schedule:

     This Option shall be exercisable in whole or in part, and shall vest according to the vesting schedule set forth in that certain Employment Agreement dated February ___, 2004 (the "Employment Agreement"). Additionally, to the extent applicable, this Option shall be subject to the terms and conditions (including vesting, change-in-control, and termination) of the Employment Agreement.

     Termination Period:

     This Option may be exercised, to the extent it is then vested, for three months after Optionee ceases to be a Service Provider. Upon death or Disability of the Optionee, this Option may be exercised, to the extent it is then vested, for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. Grant of Option. The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall govern. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, on the one hand, and the Employment Agreement, on the other hand, the terms and conditions of the Plan and Option Agreement shall govern.

     2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

        (a) Right to Exercise. This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Employment Agreement. This Option may not be exercised for a fraction of a Share.

        (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

        No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash;

          (b) check;

          (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (d) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Employment Agreement, the Plan and this Option Agreement (including all exhibits attached hereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Arizona.

     11. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY PURSUANT TO THE EMPLOYMENT AGREEMENT. OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AS SET FORTH IN THE EMPLOYMENT AGREEMENT.

                           [Signature Page to Follow]

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                 IMARX THERAPEUTICS, INC.

                                      By:
________________________________         _______________________________________
Signature                                  Evan C. Unger

                                           President & CEO
_______________________________       __________________________________________
Print Name                               Title


_______________________________
Spouse signature

________________________________
Print Name


________________________________


________________________________
Residence Address

                                    EXHIBIT A

                                 2000 STOCK PLAN

                                 EXERCISE NOTICE

                            ImaRx Therapeutics, Inc.
                                 1635 East 18th
                              Tucson, Arizona 85719

Attention:  Stock Plan Administrator

     1. Exercise of Option. Effective as of today, ________________, ____, the undersigned ("Optionee") hereby elects to exercise Optionee's option (the "Option") to purchase ________________ shares of the Common Stock (the "Shares") of ImaRx Therapeutics, Inc. (the "Company") under and pursuant to the 2000 Stock Plan (the "Plan") and the Stock Option Agreement dated ______________, _____ (the "Option Agreement").

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

     3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

     5. Company's Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

2000 Stock Plan Exercise Notice

Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

2000 Stock Plan Exercise Notice

          (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or (ii) in the event of any "Change in Control," as that term may be defined in the Employment Agreement. Additionally, the Right of First Refusal shall not apply to any proposed transfer to be made as part of a transaction or series of transactions that give rise to a Change in Control.

     6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7. Restrictive Legends and Stop-Transfer Orders.

          (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT PROVIDING FOR A MARKET STANDOFF RESTRICTION FOLLOWING THE INITIAL PUBLIC OFFERING OF THE COMPANY'S SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

2000 Stock Plan Exercise Notice

               (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company acts as a registrar and transfer agent for its own securities, it may make appropriate notations to the same effect in its own records.

               (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

          9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

          10. Governing Law. This Exercise Notice is governed by the laws of the State of Arizona.


Submitted by:                                        Accepted by:

OPTIONEE                                 ImaRx Therapeutics, Inc.

                                         By:
________________________________            ____________________________________
Signature                                Name:
                                              __________________________________

________________________________         _______________________________________
Print Name                               Title

Address:                                 Address:

                                         1635 East 18th Street
________________________________

                                         Tucson, Arizona  85719
________________________________


________________________________
Spouse Signature


________________________________         _______________________________________
Signature                                Date received

2000 Stock Plan Exercise Notice

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE       :

COMPANY        :             IMARX THERAPEUTICS, INC.

SECURITY       :             COMMON STOCK

AMOUNT         :

DATE           :

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and with any other legend required under applicable state securities laws.

          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration

2000 Stock Plan Exercise Notice
under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

                  In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

            (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                             Signature of Optionee:

                                             ___________________________________

                                             Date:______________________________

                                        2